COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

		Principal Amount*	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.2%
NYO Commercial Mortgage Trust, 5.98% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(a)(b)		4,450,000	$4,421,519

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$4,278,953)			4,421,519

		Shares
COMMON STOCK—REAL ESTATE	112.0%
APARTMENT	6.6%
AvalonBay Communities, Inc.(c)		95,454	20,486,337
Essex Property Trust, Inc.(d)		74,922	22,968,838
UDR, Inc.(d)		1,623,664	73,340,903

			116,796,078

DATA CENTERS	11.1%
Digital Realty Trust, Inc.(d)(e)		808,209	115,808,268
Equinix, Inc.		98,296	80,145,643

			195,953,911

FREE STANDING	5.0%
Agree Realty Corp.(d)		281,350	21,717,406
NETSTREIT Corp.		1,103,359	17,488,240
Realty Income Corp.(d)		852,177	49,434,788

			88,640,434

GAMING	2.4%
VICI Properties, Inc., Class A		1,291,269	42,121,195

HEALTH CARE	18.7%
Healthcare Realty Trust, Inc., Class A(c)		3,345,258	56,534,860
Omega Healthcare Investors, Inc.		1,197,064	45,584,197
Welltower, Inc.(c)(d)		1,484,945	227,508,424

			329,627,481

HOTEL	2.6%
Host Hotels & Resorts, Inc.(d)		3,228,454	45,876,331

INDUSTRIALS	9.2%
Americold Realty Trust, Inc.		1,308,951	28,090,088
Lineage, Inc.(f)		142,519	8,355,889
Prologis, Inc.(d)		1,114,210	124,557,536

			161,003,513

MANUFACTURED HOME	4.9%
Equity LifeStyle Properties, Inc.(d)		146,834	9,793,828
Sun Communities, Inc.(d)		595,929	76,660,306

			86,454,134

OFFICE	1.4%
BXP, Inc.		150,028	10,080,381
Highwoods Properties, Inc.(d)(e)		510,337	15,126,389

			25,206,770

		Shares	Value
REGIONAL MALL	3.6%
Simon Property Group, Inc.(d)(e)		376,222	$62,482,950

SELF STORAGE	8.9%
Extra Space Storage, Inc.(d)		508,886	75,564,482
Public Storage(c)(d)(e)		272,437	81,537,670

			157,102,152

SHOPPING CENTER	2.4%
Kimco Realty Corp.(d)(e)		1,942,723	41,263,437

SINGLE FAMILY HOMES	6.0%
Invitation Homes, Inc.(d)		3,021,862	105,311,891

SPECIALTY	5.3%
Iron Mountain, Inc.(d)		661,913	56,950,995
Lamar Advertising Co., Class A		316,604	36,023,203

			92,974,198

TELECOMMUNICATIONS	19.8%
American Tower Corp.(d)		960,233	208,946,701
Crown Castle, Inc.(d)		968,671	100,964,578
SBA Communications Corp., Class A(d)		178,288	39,225,143

			349,136,422

TIMBERLAND	4.1%
Rayonier, Inc.		784,927	21,883,765
Weyerhaeuser Co.(d)(e)		1,740,366	50,957,916

			72,841,681

TOTAL COMMON STOCK (Identified cost—$1,597,173,707)			1,972,792,578

PREFERRED SECURITIES—EXCHANGE-TRADED	9.9%
BANKING	1.4%
Bank of America Corp., 5.375%, Series KK(d)(e)(g)		100,000	2,245,000
Bank of America Corp., 6.00%, Series GG(d)(e)(g)		224,608	5,594,985
JPMorgan Chase & Co., 4.625%, Series LL(d)(g)		124,812	2,490,000
JPMorgan Chase & Co., 5.75%, Series DD(d)(g)		75,000	1,844,250
Wells Fargo & Co., 4.25%, Series DD(d)(g)		69,325	1,225,666
Wells Fargo & Co., 4.70%, Series AA(d)(g)		88,000	1,691,360
Wells Fargo & Co., 4.75%, Series Z(d)(e)(g)		208,044	4,142,156
Wells Fargo & Co., 7.50%, Series L (Convertible)(d)(e)(g)		4,000	4,803,200

			24,036,617

DIVERSIFIED	1.5%
Armada Hoffler Properties, Inc., 6.75%, Series A(d)(g)		378,000	8,331,120
DigitalBridge Group, Inc., 7.125%, Series J(d)(g)		404,788	9,500,374
DigitalBridge Group, Inc., 7.15%, Series I(d)(g)		404,770	9,475,666

			27,307,160

FINANCE	0.1%
KKR Group Finance Co. IX LLC, 4.625%, due 4/1/61(d)		50,000	890,000

FREE STANDING	0.2%
Agree Realty Corp., 4.25%, Series A(d)(g)		156,565	2,694,484

		Shares	Value
HOTEL	1.0%
Pebblebrook Hotel Trust, 5.70%, Series H(d)(g)		234,000	$3,816,540
Pebblebrook Hotel Trust, 6.375%, Series G(d)(g)		168,800	2,989,448
RLJ Lodging Trust, 1.95%, Series A (Convertible)(d)(g)		115,291	2,813,101
Summit Hotel Properties, Inc., 5.875%, Series F(d)(g)		122,693	2,377,790
Summit Hotel Properties, Inc., 6.25%, Series E(d)(e)(g)		226,000	4,492,880
Sunstone Hotel Investors, Inc., 6.125%, Series H(d)(g)		96,680	1,913,297

			18,403,056

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(d)(e)(g)		92,192	4,203,955
Rexford Industrial Realty, Inc., 5.625%, Series C(d)(g)		30,000	652,500

			4,856,455

INSURANCE	0.2%
Allstate Corp., 7.375%, Series J(d)(g)		81,248	2,126,260
American Financial Group, Inc., 5.875%, due 3/30/59(d)		26,958	590,920

			2,717,180

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(d)(g)		115,000	2,573,700

OFFICE	0.2%
City Office REIT, Inc., 6.625%, Series A(d)(g)		61,000	1,140,700
Hudson Pacific Properties, Inc., 4.75%, Series C(d)(g)		40,939	538,757
Vornado Realty Trust, 5.25%, Series N(d)(g)		122,040	2,014,881

			3,694,338

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(g)		10,713	132,948

SELF STORAGE	1.7%
National Storage Affiliates Trust, 6.00%, Series A(d)(g)		200,350	4,385,662
Public Storage, 4.00%, Series P(d)(g)		327,344	5,322,613
Public Storage, 4.00%, Series R(g)		25,036	407,085
Public Storage, 4.10%, Series S(d)(g)		96,792	1,621,266
Public Storage, 4.625%, Series L(d)(g)		540,339	10,212,407
Public Storage, 4.70%, Series J(d)(g)		233,965	4,559,978
Public Storage, 4.75%, Series K(d)(g)		101,000	1,989,700
Public Storage, 5.15%, Series F(g)		75,000	1,585,500

			30,084,211

SHOPPING CENTER	1.1%
CTO Realty Growth, Inc., 6.375%, Series A(g)		56,754	1,162,889
Kimco Realty Corp., 5.125%, Series L(d)(g)		51,193	1,055,088
Kimco Realty Corp., 5.25%, Class M(d)(g)		201,358	4,214,423
Regency Centers Corp., 5.875%, Series B(d)(g)		209,900	4,601,008
Regency Centers Corp., 6.25%, Series A(d)(g)		161,156	3,761,381
Saul Centers, Inc., 6.00%, Series E(d)(g)		111,000	2,287,710
Saul Centers, Inc., 6.125%, Series D(d)(g)		101,300	2,116,157

			19,198,656

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(d)(g)		103,420	2,295,924

		Shares	Value
American Homes 4 Rent, 6.25%, Series H(d)(g)		228,349	$5,393,603

			7,689,527

SPECIALTY	0.3%
EPR Properties, 5.75%, Series G(d)(g)		132,002	2,725,841
EPR Properties, 9.00%, Series E (Convertible)(d)(g)		57,085	1,713,121

			4,438,962

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(d)(g)		279,911	5,337,903
AT&T, Inc., 5.00%, Series A(d)(g)		188,182	3,803,158
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(d)(e)		135,504	2,997,348

			12,138,409

UTILITIES	0.7%
CMS Energy Corp., 5.875%, due 3/1/79(d)(e)		251,310	5,732,381
DTE Energy Co., 5.25%, due 12/1/77, Series E(d)		114,351	2,473,412
Sempra, 5.75%, due 7/1/79(d)		89,854	1,925,571
Southern Co., 4.95%, due 1/30/80, Series 2020(d)		39,187	800,199
Southern Co., 6.50%, due 3/15/85		83,200	2,133,248

			13,064,811

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$188,944,738)			173,920,514

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	12.0%
BANKING	6.6%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(g)(h)(i)		1,200,000	1,305,929
Bank of New York Mellon Corp., 3.75% to 12/20/26, Series I(d)(e)(g)(i)		3,877,000	3,715,575
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)(i)		1,000,000	1,048,263
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(d)(e)(g)(h)(i)		5,400,000	5,936,495
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(d)(g)(h)(i)		3,800,000	3,923,523
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(d)(g)(h)(i)		2,200,000	2,306,315
Charles Schwab Corp., 4.00% to 6/1/26, Series I(d)(e)(g)(i)		6,750,000	6,587,904
Charles Schwab Corp., 4.00% to 12/1/30, Series H(d)(g)(i)		3,850,000	3,416,871
Citigroup Capital III, 7.625%, due 12/1/36(d)		1,090,000	1,213,178
Citigroup, Inc., 3.875% to 2/18/26, Series X(d)(e)(g)(i)		5,470,000	5,357,206
Citigroup, Inc., 4.00% to 12/10/25, Series W(d)(e)(g)(i)		6,000,000	5,921,768
Citigroup, Inc., 6.25% to 8/15/26, Series T(d)(g)(i)		2,140,000	2,158,074
Citigroup, Inc., 6.95% to 2/15/30, Series FF(d)(e)(g)(i)		3,500,000	3,498,662
Citigroup, Inc., 7.00% to 8/15/34, Series DD(g)(i)		1,250,000	1,299,081
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(a)(g)(h)(j)(k)		1,500,000	120,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(g)(h)(i)		3,200,000	3,197,460
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(d)(e)(g)(h)(i)		7,000,000	6,950,775
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(g)(h)(i)(l)		1,600,000	1,622,000
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(d)(g)(h)(i)		2,000,000	2,002,613
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(d)(g)(h)(i)		2,100,000	2,112,373
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(d)(g)(h)(i)		1,400,000	1,401,256
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(d)(g)(h)(i)		3,400,000	3,420,227
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(g)(h)(i)		1,550,000	1,631,186

		Principal Amount*		Value
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(d)(e)(g)(i)			2,270,000	$2,284,296
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(d)(e)(g)(i)			4,260,000	4,329,851
Societe Generale SA, 8.00% to 9/29/25 (France)(a)(d)(g)(h)(i)			1,000,000	1,006,343
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(g)(h)(i)			2,400,000	2,396,783
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(d)(g)(h)(i)			1,800,000	1,902,251
State Street Corp., 6.70% to 9/15/29, Series J(g)(i)			1,800,000	1,847,392
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(g)(l)		EUR	1,500,000	1,828,051
Swedbank AB, 7.75% to 3/17/30 (Sweden)(g)(h)(i)(l)			2,200,000	2,275,625
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(i)			2,000,000	2,015,110
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)(i)			1,000,000	1,036,905
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(d)(g)(h)(i)			2,600,000	2,591,403
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(g)(h)(i)(l)			600,000	601,328
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(d)(e)(g)(h)(i)			2,600,000	2,830,204
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(d)(e)(g)(h)(i)			2,200,000	2,516,144
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(d)(g)(i)			8,877,000	8,705,677
Wells Fargo & Co., 6.85% to 9/15/29(d)(e)(g)(i)			5,450,000	5,669,150
Wells Fargo & Co., 7.625% to 9/15/28(d)(g)(i)			2,060,000	2,205,710

				116,188,957

BROKERAGE	0.3%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(d)(g)(i)			1,675,000	1,624,698
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(g)(i)			1,750,000	1,839,610
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(g)(i)			1,820,000	1,913,504

				5,377,812

ENERGY	0.1%
BP Capital Markets PLC, 6.45% to 12/1/33(d)(g)(i)			2,000,000	2,045,600

FINANCE	0.2%
American Express Co., 3.55% to 9/15/26 , Series D(d)(e)(g)(i)			3,508,000	3,396,561

INSURANCE	1.0%
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(d)(e)(i)			3,090,000	3,158,606
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(d)(e)(g)(i)			3,200,000	3,218,067
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(i)			4,140,000	4,118,372
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(d)			2,000,000	2,196,186
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(d)(e)(i)			1,700,000	1,704,942
Voya Financial, Inc., 7.758% to 9/15/28, Series A(d)(g)(i)			2,500,000	2,599,345

				16,995,518

PIPELINES	1.1%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(d)(e)(i)			1,750,000	1,729,538
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(d)(e)(i)			2,610,000	2,660,556
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(d)(e)(i)			3,800,000	3,989,673
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(d)(e)(i)			2,430,000	2,682,482
Energy Transfer LP, 6.50% to 11/15/26, Series H(d)(g)(i)			1,480,000	1,481,955
Energy Transfer LP, 7.125% to 5/15/30, Series G(d)(e)(g)(i)			3,825,000	3,879,972
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(i)			2,300,000	2,329,941

				18,754,117

SHOPPING CENTER	0.3%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(d)(i)			592,000	589,382
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(d)(i)			2,550,000	2,503,767

		Principal Amount*		Value
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(g)(i)(l)		EUR	2,700,000	$3,179,163

				6,272,312

TELECOMMUNICATION SERVICES	0.6%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(i)			2,081,000	2,084,511
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(d)(e)(i)			5,710,000	5,077,225
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(i)			500,000	379,654
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(d)(i)			3,354,000	3,459,654

				11,001,044

UTILITIES	1.8%
AES Corp., 7.60% to 10/15/29, due 1/15/55(i)			750,000	758,707
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(d)(e)(i)			2,600,000	2,478,653
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(d)(i)			2,600,000	2,658,627
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(i)			1,000,000	1,004,310
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(g)(i)			2,500,000	2,435,864
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(d)(i)			2,415,000	2,501,133
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(d)(i)			735,000	739,185
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(d)(e)(i)			3,600,000	3,653,068
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(i)			2,167,000	2,260,216
Sempra, 4.125% to 1/1/27, due 4/1/52(d)(e)(i)			5,000,000	4,710,843
Sempra, 6.40% to 7/1/34, due 10/1/54(d)(e)(i)			4,190,000	3,984,654
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(d)(i)			700,000	681,484
Southern Co., 6.375% to 12/15/34, due 3/15/55, Series 2025(d)(e)(i)			3,500,000	3,592,620

				31,459,364

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$210,789,821)				211,491,285

CORPORATE BONDS	2.8%
APARTMENT	0.3%
ERP Operating LP, 4.50%, due 6/1/45			1,500,000	1,287,778
Essex Portfolio LP, 5.50%, due 4/1/34(d)(e)			3,440,000	3,474,410

				4,762,188

DIVERSIFIED	0.2%
American Assets Trust LP, 6.15%, due 10/1/34(d)			2,685,000	2,686,515
Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 3.75%, due 12/15/27(a)			1,000,000	942,016

				3,628,531

FREE STANDING	0.1%
Agree LP, 5.625%, due 6/15/34			925,000	936,500

HEALTH CARE	0.0%
Sabra Health Care LP, 3.20%, due 12/1/31(d)			500,000	434,556

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34			2,265,000	2,267,394

INDUSTRIALS	0.1%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34			1,000,000	976,830

		Principal Amount*	Value
OFFICE	0.2%
Hudson Pacific Properties LP, 5.95%, due 2/15/28(d)(e)		2,975,000	$2,586,579
Piedmont Operating Partnership LP, 9.25%, due 7/20/28(d)		1,325,000	1,460,447

			4,047,026

REGIONAL MALL	0.1%
Simon Property Group LP, 5.85%, due 3/8/53(d)		2,620,000	2,644,018

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31(d)		1,473,000	1,278,250

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53(d)(e)		1,705,000	1,637,236

SHOPPING CENTER	0.8%
Federal Realty OP LP, 4.50%, due 12/1/44(d)		1,700,000	1,440,732
Kimco Realty OP LLC, 4.85%, due 3/1/35(d)		2,800,000	2,696,714
Kimco Realty OP LLC, 6.40%, due 3/1/34(d)(e)		1,460,000	1,568,154
Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/28(a)		4,200,000	3,962,737
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31(d)		1,160,000	997,511
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34(d)		1,995,000	2,012,309
Regency Centers LP, 5.25%, due 1/15/34(d)(e)		1,595,000	1,597,472

			14,275,629

SINGLE FAMILY HOMES	0.1%
American Homes 4 Rent LP, 5.25%, due 3/15/35		1,125,000	1,104,425

SPECIALTY	0.5%
Newmark Group, Inc., 7.50%, due 1/12/29		840,000	881,718
VICI Properties LP, 5.625%, due 5/15/52(d)		1,765,000	1,611,119
VICI Properties LP, 6.125%, due 4/1/54		1,100,000	1,073,005
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(a)(d)(e)		6,297,000	5,934,478

			9,500,320

TELECOMMUNICATIONS	0.1%
Crown Castle, Inc., 4.00%, due 11/15/49		1,800,000	1,337,285

TOTAL CORPORATE BONDS (Identified cost—$49,223,329)			48,830,188

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.1%
Legacy Gateway JV LLC, Plano, TX(m)		56.5%	19,668,391

TOTAL PRIVATE REAL ESTATE (Identified cost—$23,637,405)			19,668,391

		Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(n)		14,957,186	14,957,186

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(n)		9,637,899	$9,637,899

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$24,595,085)			24,595,085

PURCHASED OPTION CONTRACTS (Premiums paid—$95,582)	0.0%		78,200

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$2,098,738,620)	139.4%		2,455,797,760
WRITTEN OPTION CONTRACTS (Premiums received—$1,352,639)	(0.1)		(1,557,984)
LIABILITIES IN EXCESS OF OTHER ASSETS	(39.3)		(692,555,250)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,761,559,526

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Put—Public Storage	$280.00	5/16/25	170	$5,087,930	$95,582	$78,200

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Received	Value
Call—American Tower Corp.	$220.00	4/17/25	(239)	$(5,200,640)	$(79,516)	$(88,430)
Call—Welltower, Inc.	150.00	4/17/25	(359)	(5,500,239)	(200,522)	(208,220)
Call—VICI Properties, Inc.	32.50	5/16/25	(1,554)	(5,069,148)	(91,018)	(170,940)
Put—AvalonBay Communities, Inc.	200.00	4/17/25	(226)	(4,850,412)	(46,910)	(13,235)
Put—BXP, Inc.	60.00	4/17/25	(751)	(5,045,969)	(70,270)	(21,028)
Put—Equinix, Inc.	840.00	4/17/25	(56)	(4,565,960)	(68,182)	(183,120)
Put—Extra Space Storage, Inc.	140.00	4/17/25	(328)	(4,870,472)	(53,322)	(27,880)
Put—Host Hotels & Resorts, Inc.	16.00	4/17/25	(3,152)	(4,478,992)	(436,766)	(614,640)
Put—Kilroy Realty Corp.	30.00	4/17/25	(1,464)	(4,796,064)	(39,808)	(36,600)
Put—Kimco Realty Corp.	20.00	4/17/25	(2,384)	(5,063,616)	(56,194)	(35,760)
Put—Americold Realty Trust, Inc.	20.00	5/16/25	(2,302)	(4,940,092)	(103,407)	(71,431)
Put—Public Storage	270.00	5/16/25	(340)	(10,175,860)	(106,724)	(86,700)
			(13,155)	$(64,557,464)	$(1,352,639)	$(1,557,984)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)		Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$ 200,000,000	0.670%	Monthly	4.524%(p	)	Monthly	9/15/25	$3,683,335	$(8,592)	$3,691,927
69,000,000	1.280%	Monthly	4.524%(p	)	Monthly	2/3/26	1,807,196	(3,475)	1,810,671
115,000,000	0.762%	Monthly	4.524%(p	)	Monthly	9/15/26	5,370,475	(11,980)	5,382,455
190,000,000	1.237%	Monthly	4.524%(p	)	Monthly	9/15/27	11,704,377	(25,100)	11,729,477
100,000,000	3.655%	Monthly	USD-SOFR-OIS(q	)	Monthly	9/15/28	(403,982)	—	(403,982)
100,000,000	3.588%	Monthly	USD-SOFR-OIS(q	)	Monthly	9/15/28	(213,213)	—	(213,213)

							$21,948,188	$(49,147)	$21,997,335

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver			In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	6,987,275	USD	7,570,825	4/28/25	$4,907

Glossary of Portfolio Abbreviations

EUR	Euro Currency
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $47,693,672 which represents 2.7% of the net assets of the Fund, of which 0.0% are illiquid.

(b)	Variable rate. Rate shown is in effect at March 31, 2025.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $42,212,963 in aggregate has been pledged as collateral.
(d)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $1,608,270,885 in aggregate has been pledged as collateral.
(e)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $475,920,708 in aggregate has been rehypothecated.
(f)	Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $8,757,813.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $52,050,233 which represents 3.0% of the net assets of the Fund (2.1% of the managed assets of the Fund).

(i)	Security converts to floating rate after the indicated fixed–rate coupon period.
(j)	Non–income producing security.
(k)	Security is in default.
(l)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $9,506,167 which represents 0.5% of the net assets of the Fund, of which 0.0% are illiquid.

(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven–day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at March 31, 2025.
(q)	Represents a forward–starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RQI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Commercial Mortgage-Backed Securities	$—	$4,421,519	$—		$4,421,519
Common Stock—Real Estate	1,972,792,578	—	—		1,972,792,578
Preferred Securities—Exchange-Traded	173,920,514	—	—		173,920,514
Preferred Securities—Over-the-Counter	—	211,491,285	—		211,491,285
Corporate Bonds	—	48,830,188	—		48,830,188
Private Real Estate—Office	—	—	19,668,391	(a)	19,668,391
Short-Term Investments	—	24,595,085	—		24,595,085
Purchased Option Contracts	78,200	—	—		78,200

Total Investments in Securities(b)	$2,146,791,292	$289,338,077	$19,668,391		$2,455,797,760

Forward Foreign Currency Exchange Contracts	$—	$4,907	$—		$4,907
Interest Rate Swap Contracts	—	22,614,530	—		22,614,530

Total Derivative Assets(b)	$—	$22,619,437	$—		$22,619,437

Interest Rate Swap Contracts	$—	$(617,195)	$—		$(617,195)
Written Option Contracts	(1,473,318)	(84,666)	—		(1,557,984)

Total Derivative Liabilities(b)	$(1,473,318)	$(701,861)	$—		$(2,175,179)

(a)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(b)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2025
Private Real Estate—Office	$20,840,567	$(1,172,176)	$19,668,391

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(1,172,176).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(a)
		Discounted	Terminal Capitalization Rate	7.00%	Decrease
Private Real Estate—Office	$19,668,391	Cash Flow	Discount Rate	8.25%	Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.